UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) FEBRUARY 23, 2000



                               OCEAN ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                       1-8094                 74-1764876
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)

               1001 FANNIN, SUITE 1600, HOUSTON, TEXAS 77002-6714
               (Address of principal executive offices) (Zip code)

                                 (713) 265-6000
              (Registrant's telephone number, including area code)

                                      None

              (Former name, former address and former fiscal year,
                         if changed since last report)



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                               OCEAN ENERGY, INC.


ITEM 5.  OTHER EVENTS.

                        DISCLOSURE OF YEAR 2000 ESTIMATES

         The table following this narrative sets forth the Company's current estimates of its operating statistics for the year ended December 31, 2000. These estimates are based on the Company's historical operating performance and trends, estimates of oil and gas reserves as of December 31, 1999 and the Company's planned capital and operating budget for 2000.

         The Company is not predicting what actual oil and gas prices will be during the year. For purposes of the 2000 estimates, the Company has assumed price differentials due to location, quality and other factors of a $2.00-$2.50 per Bbl discount from NYMEX pricing for crude oil production and a $0.10-$0.20 per Mcf discount from Henry Hub pricing for natural gas production. Ocean currently has hedged approximately 45% and 19% of its expected 2000 crude oil and natural gas production, respectively. Assuming current strip prices, the average price of hedged production is estimated at $21.87 per Bbl for crude oil and $2.77 per Mcf for natural gas. Depending upon various circumstances, the Company may periodically enter into additional hedges of expected crude oil and natural gas production.

         While oil prices have been at or near multi-year highs in recent months, there can be no assurance that current price levels will continue. Oil and gas prices have fluctuated significantly in recent years in response to numerous economic, political and environmental factors, and the Company expects that commodity prices will continue to fluctuate significantly in the future. Changes in commodity prices could significantly affect the Company's expected operating results. In addition to directly affecting revenues, price changes can affect expected production because production estimates necessarily assume that oil and gas can profitably be produced at the assumed pricing levels. In addition to the above pricing assumptions, the 2000 estimates were prepared assuming that demand, curtailment, producibility and general market conditions for the Company's oil and gas for 2000 will be substantially similar to those of 1999. The 2000 estimates also assume closure of Ocean's East Bay sale at the end of the first quarter 2000. No other material assumptions concerning acquisitions or divestments activities are included.

         All of the estimates and assumptions set forth in this document constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although the Company believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the energy industry generally and could cause the Company's expected results to differ materially from those expressed in this release. These factors include, among other things:

 -       Commodity price changes, including local and regional variations;

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                               OCEAN ENERGY, INC.


 -       Risks and problems incident to the drilling and operation of oil and gas wells, such as drilling difficulties or delays, well explosions or other disasters, environmental risks, and lack of control over timing of expenditures on third-party operated properties;

 -       Changes in production and development costs;

 -       Changes in drilling success rates;

 -       Changes in laws and other regulatory actions;

 -       Political and economic events and conditions in the foreign jurisdictions in which the Company operates;

 -       Risks incident to hedging activities;

 -       Changes in interest rates and capital market conditions;

 -       Changes in general economic conditions;

 -       Competition from others in the energy industry;

 -       The uncertainty inherent in estimates of oil and gas reserves and production rates;

 -       Unusual or infrequent items that are not susceptible to estimation; and

 -       The risk factors and other conditions described in the Company's report on Form 10-K for the period ended December 31, 1998 and in the reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999, and September 30, 1999.

         The Company cautions that the 2000 estimates set forth below are given as of the date hereof only based on currently available information, and that the Company is not undertaking any obligations to update these estimates as conditions change or other information becomes available.


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                               OCEAN ENERGY, INC.

                               ESTIMATES FOR 2000


                                                          Mid-Point of
                                                         Estimate Ranges(*)
                                                         ------------------
 ANNUAL PRODUCTION:
     Crude Oil                                               26 MMBbls
     Natural Gas                                            165 Bcf



OPERATING COSTS/BOE:
     Lease operating expenses                              $  4.00
     General and administrative expense                        .42
     Interest                                                 1.40
     Depreciation, depletion and amortization                 6.18
                                                          ---------
                                                            $12.00

EFFECTIVE TAX RATE                                       40 - 48% (75% deferred)



PREFERRED DIVIDENDS                                         $3.3 million

----------------------------------------

(*) These estimates represent approximately the mid-point of the range of the Company's estimates of the above information. Actual results may differ materially from these estimates. Pricing assumptions are included in the narrative.

         Natural gas is stated herein in billion cubic feet ("Bcf"), or thousand cubic feet ("Mcf"). Crude oil is stated in barrels ("Bbl") or million barrels ("MMBbls"). BOE represents one barrel of oil equivalent with six Mcf of gas converted to one barrel of liquid.

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                              OCEAN ENERGY, INC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 23, 2000

                                                     OCEAN ENERGY, INC.

                                            By:      /s/ William L. Transier
                                                     William L. Transier
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial
                                                     Officer)







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